                                                                    Exhibit 99.1


[VERITAS LOGO]                                                          NEWS

VERITAS Software
350 Ellis Street
Mountain View, CA 94043
650.527.8000


                VERITAS SOFTWARE REPORTS FOURTH QUARTER RESULTS;
                      $374 MILLION REVENUE FOR THE QUARTER

            Strong Q4 momentum leads to increased Q1 Revenue Outlook

MOUNTAIN VIEW, CALIF. - JAN. 29, 2002 - VERITAS Software Corporation (Nasdaq:VRTS), today announced financial results for its fourth quarter and year ended December 31, 2001. The Company achieved fourth-quarter revenue of $374 million compared with revenue of $370 million reported for the fourth quarter of 2000. Pro forma net income for the fourth quarter, excluding amortization of goodwill and other purchase accounting adjustments and a one time stock-based compensation charge, was $64 million, compared with $84 million for the same period last year. Diluted pro forma net income per share for the fourth quarter was $0.15, compared with $0.19 for the same period last year.

For the 12-month period ended December 31, 2001, VERITAS Software had revenue of $1.5 billion, compared with revenue of $1.2 billion, for the year ended December 31, 2000, a 24% year-over-year increase. Pro forma net income for the 12-month period ended December 31, 2001, excluding purchase accounting adjustments, the one time stock-based compensation charge, and the loss on strategic investments reported in the third quarter was $282 million compared with $263 million last year. Pro forma diluted net income per share was $0.67, compared with $0.60 for the same period the prior year.

"We are a unique player in the technology industry having grown revenue 24% in this extremely tough economic environment," said Gary Bloom, chairman and chief executive officer, VERITAS Software. "Growing the business at this rate over the past year and the increased interest in VERITAS storage software and disaster recovery solutions has allowed us to strengthen the company during the economic downturn. With our improved capacity and momentum, we are increasing our Q1 2002 revenue projection to a range of $365 million - $370 million, which compares favorably to current Wall Street consensus analyst estimates of approximately $355 million."

"Our balance sheet ended the year in stellar condition with $1.7 billion in cash and investments, representing an increase of $439 million during the year and an increase in pro forma earnings per share more -
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VERITAS Software Q4'01 Earnings Release
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of 12% over the prior year," said Ken Lonchar, executive vice president and chief financial officer, VERITAS Software. "Our strong financial position provides us the investment power necessary to lead the value shift from hardware to software that is well underway in the storage market."

For the fourth quarter, on an as-reported basis including the non-cash charges for purchase accounting adjustments for acquisitions and the one time stock-based compensation charge, VERITAS Software reported a net loss of $204 million, or $0.51 per share, compared with a net loss of $125 million, or $0.31 per share for the same period last year. Purchase accounting amortization amounted to $238 million in the current quarter and $235 million in last year's fourth quarter. The one time stock-based compensation charge related to the acceleration of certain stock option vesting in the current quarter, amounted to $9 million. The Company's as-reported net loss for the 12-month period ended December 31, 2001 was $651 million, or $1.63 per share, compared with $620 million or $1.55 per share for the same period last year.

The Company includes a financial table with this earnings release: "Pro Forma Statements of Operations." The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments, the one time stock-based compensation charge in the fourth quarter of 2001 and the loss on strategic investments in the third quarter of 2001. Purchase accounting adjustments include amortization of developed technology, amortization of goodwill and intangibles, acquisition and restructuring costs, and related adjustments for income tax provisions. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from pro forma measures used by other companies. The Company will hold a conference call on Tuesday, January 29 at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-4900. A live web cast will also be available at www.veritas.com. In addition, a telephonic replay will be available until February 5, 2002 by dialing 719-457-0820, replay code: 510169.

ABOUT VERITAS SOFTWARE

VERITAS Software Corporation (NASDAQ:VRTS) provides essential storage software solutions that enable customers to protect and access their business-critical data. The company's corporate headquarters is located at 350 Ellis Street, Mountain View, CA 94043. 650-527-8000, fax: 650-527-8050, e-mail:
ir@veritas.com, Web site: www.veritas.com.

This press release includes forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. For example, the projections about revenue are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties, including the risk that our products and services will not gain market acceptance domestically or internationally; the risk that we lose market share to existing or new competitors, the risk of a continued or worsening decline in economic conditions generally and in IT spending specifically, the risk that we
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VERITAS Software Q4'01 Earnings Release
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may not be able to manage our expenses to adjust to changing market conditions, the risk that we will not be able to manage our growth, and the risk that anticipated disaster recovery investments will not occur or will not result in increased demand for our products. These factors and others could cause the actual results we achieve to differ materially from what is projected in the forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent report on Form 10-Q on file with the SEC. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.


                                      # # #

FOR FURTHER INFORMATION CONTACT:
Investor Relations, VERITAS Software
(650) 527-2508, IR@veritas.com

Julia Glenister, Senior Director, Corporate Communications, VERITAS Software
(650) 527-3826, Julia.glenister@veritas.com

Jean Kondo, Senior Manager Corporate Public Relations, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

VERITAS, VERITAS Software, the VERITAS logo, Business Without Interruption and other product names are trademarks or registered trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.


                         -Financial Statements Attached-

VERITAS Software Q4'01 Earnings Release
Page 4 of 6

                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                      THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                         DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------    --------------------------
                                                     2001           2000           2001           2000
                                                 -----------    -----------    -----------    -----------
Net revenue:
  User license fees                              $   267,689    $   301,271    $ 1,110,400    $   987,363
  Services                                           106,757         68,810        381,941        219,965
                                                 -----------    -----------    -----------    -----------
     TOTAL NET REVENUE                               374,446        370,081      1,492,341      1,207,328

COST OF REVENUE:
  User license fees                                   12,604         11,532         40,902         40,779
  Services                                            38,447         25,797        138,430         85,968
                                                 -----------    -----------    -----------    -----------
     TOTAL COST OF REVENUE                            51,051         37,329        179,332        126,747
                                                 -----------    -----------    -----------    -----------
GROSS PROFIT                                         323,395        332,752      1,313,009      1,080,581

OPERATING EXPENSES:
  Selling and marketing                              136,103        133,206        563,283        443,834
  Research and development                            63,455         55,255        241,197        175,901
  General and administrative                          32,716         24,929        116,793         77,900
                                                 -----------    -----------    -----------    -----------
     TOTAL OPERATING EXPENSES                        232,274        213,390        921,273        697,635
                                                 -----------    -----------    -----------    -----------
Income from operations                                91,121        119,362        391,736        382,946
Interest and other income, net                        13,379         19,931         64,916         59,619
Interest expense                                      (7,535)        (8,253)       (29,381)       (31,567)
                                                 -----------    -----------    -----------    -----------
Income before income taxes                            96,965        131,040        427,271        410,998
Provision for income taxes                            32,968         47,174        145,272        147,959
                                                 -----------    -----------    -----------    -----------
PRO FORMA NET INCOME                             $    63,997    $    83,866    $   281,999    $   263,039
                                                 ===========    ===========    ===========    ===========
PRO FORMA NET INCOME PER SHARE - BASIC           $      0.16    $      0.21    $      0.71    $      0.66
                                                 ===========    ===========    ===========    ===========
PRO FORMA NET INCOME PER SHARE - DILUTED         $      0.15    $      0.19    $      0.67    $      0.60
                                                 ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - BASIC         402,684        401,209        399,016        400,034
                                                 ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED       418,489        434,305        420,206        436,801
                                                 ===========    ===========    ===========    ===========


The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments, loss on strategic investments, and stock-based compensation. Purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, acquisition and restructuring costs, and related adjustments for income tax provisions.
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VERITAS Software Q4'01 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                       THREE MONTHS ENDED           TWELVE MONTHS ENDED
                                                           DECEMBER 31,                 DECEMBER 31,
                                                   --------------------------    --------------------------
                                                       2001           2000           2001           2000
                                                   -----------    -----------    -----------    -----------
                                                          (UNAUDITED)

Net revenue:
  User license fees                                $   267,689    $   301,271    $ 1,110,400    $   987,363
  Services                                             106,757         68,810        381,941        219,965
                                                   -----------    -----------    -----------    -----------
     TOTAL NET REVENUE                                 374,446        370,081      1,492,341      1,207,328

COST OF REVENUE:
  User license fees                                     12,604         11,532         40,902         40,779
  Services                                              38,447         25,797        138,430         85,968
  Amortization of developed technology                  15,791         15,553         63,086         62,054
                                                   -----------    -----------    -----------    -----------
     TOTAL COST OF REVENUE                              66,842         52,882        242,418        188,801
                                                   -----------    -----------    -----------    -----------
GROSS PROFIT                                           307,604        317,199      1,249,923      1,018,527

OPERATING EXPENSES:
  Selling and marketing                                136,103        133,206        563,283        443,834
  Research and development                              63,455         55,255        241,197        175,901
  General and administrative                            32,716         24,929        116,793         77,900
  Amortization of goodwill and other intangibles       221,881        219,757        886,651        879,032
  Stock-based compensation                               8,949           --            8,949           --
  Acquisition and restructuring costs                     --           (4,260)        (5,000)        (4,260)
                                                   -----------    -----------    -----------    -----------
     TOTAL OPERATING EXPENSES                          463,104        428,887      1,811,873      1,572,407
                                                   -----------    -----------    -----------    -----------
Loss from operations                                  (155,500)      (111,688)      (561,950)      (553,880)
Interest and other income, net                          13,379         19,931         64,916         59,619
Interest expense                                        (7,535)        (8,253)       (29,381)       (31,567)
Loss on strategic investments                             --             --          (16,074)          --
                                                   -----------    -----------    -----------    -----------
Loss before income taxes                              (149,656)      (100,010)      (542,489)      (525,828)
Provision for income taxes                              54,646         24,952        108,873         93,964
                                                   -----------    -----------    -----------    -----------
NET LOSS                                           $  (204,302)   $  (124,962)   $  (651,362)   $  (619,792)
                                                   ===========    ===========    ===========    ===========
NET LOSS PER SHARE - BASIC                         $     (0.51)   $     (0.31)   $     (1.63)   $     (1.55)
                                                   ===========    ===========    ===========    ===========
NET LOSS PER SHARE - DILUTED                       $     (0.51)   $     (0.31)   $     (1.63)   $     (1.55)
                                                   ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - BASIC           402,684        401,209        399,016        400,034
                                                   ===========    ===========    ===========    ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED         402,684        401,209        399,016        400,034
                                                   ===========    ===========    ===========    ===========

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VERITAS Software Q4'01 Earnings Release
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                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                       DECEMBER 31,  DECEMBER 31,
                                                           2001          2000
                                                       ------------  ------------

                   ASSETS
Current assets:
  Cash and short-term investments                       $1,694,860    $1,119,449
  Accounts receivable, net                                 176,635       186,863
  Deferred income taxes                                    124,527        38,017
  Other current assets                                      66,466        38,303
                                                        ----------    ----------
     TOTAL CURRENT ASSETS                                2,062,488     1,382,632

Long-term investments                                         --         136,111
Property and equipment                                     225,763       168,389
Goodwill and other intangibles                           1,412,536     2,285,320
Other non-current assets                                    52,451       110,382
Deferred income taxes                                       45,375          --
                                                        ----------    ----------
     TOTAL ASSETS                                       $3,798,613    $4,082,834
                                                        ==========    ==========

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $   32,244    $   45,250
  Accrued compensation and benefits                         89,637        63,838
  Accrued acquisition and restructuring costs               12,093        44,123
  Other accrued liabilities                                 80,833        69,289
  Income taxes payable                                      63,735        34,454
  Deferred revenue                                         239,110       201,001
                                                        ----------    ----------
     TOTAL CURRENT LIABILITIES                             517,652       457,955

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                           444,408       429,176
  Deferred and other income taxes                          113,100       213,132
                                                        ----------    ----------
     TOTAL NON-CURRENT LIABILITIES                         557,508       642,308

Stockholders' equity                                     2,723,453     2,982,571
                                                        ----------    ----------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $3,798,613    $4,082,834
                                                        ==========    ==========